UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
May 12, 2006
INTEGRATED ELECTRICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13783 (Commission File Number)	76-0542208 (IRS Employer Identification No.)

1800 West Loop South, Suite 500 Houston, Texas (Address of principal executive offices)		77027 (Zip Code)
Registrant’s telephone number, including area code: (713) 860-1500
(Former name or former address, if changed since last report): Not applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation
Item 3.02 Unregistered Sales of Equity Securities
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Loan and Security Agreement
Pledge Agreement
Term Loan Agreement
Restated Indemnity, Continuing Indemnity and Security Agreement
Registration Rights Agreement
Form of Stock Option Award Agreement
Form of Restricted Stock Award Agreement
Schedule of Restricted Stock Awards to Officers
Option Award Agreement
Press Release dated May 15, 2006
Monthly Operating Payment for the Month Ended March 31, 2006

ITEM 1.01	Entry into a Material Definitive Agreement
     On May 12, 2006 (the “Effective Date”), Integrated Electrical Services, Inc. (“IES” or the “Company”) and all of its domestic subsidiaries consummated the transactions contemplated by the Second Amended Joint Plan of Reorganization (the “Plan”), as confirmed on April 26, 2006 by the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”), pursuant to Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). A copy of the press release announcing our emergence from Chapter 11 is filed as Exhibit 99.1 hereto.
     Described below are a number of material agreements entered into in connection with the Company’s emergence from Chapter 11.
Revolving Exit Facility
     As previously described in the Company’s current report on Form 8-K, filed on February 15, 2006, in connection with the commencement of Chapter 11 proceedings, the Company accepted a financing commitment letter from Bank of America, N.A. (“BofA”) for a senior secured post-confirmation exit credit facility (the “Revolving Exit Facility”). The obligation of BofA, and any other lenders who choose to participate in the Revolving Exit Facility, was subject to certain conditions, including, without limitation, the completion of definitive documentation.
     On the Effective Date, all of the conditions to the provision of the Revolving Exit Facility were satisfied, and the Company and its subsidiaries entered into the Loan and Security Agreement, dated May 12, 2006, with BofA, as collateral and administrative agent, and the other lenders party thereto (the “Loan and Security Agreement”). The Loan and Security Agreement provides for an aggregate credit amount of up to $80 million, with a $72 million sub-limit for letters of credit, for the purpose of refinancing the debtor-in-possession credit facility (the “DIP Facility”) and providing letters of credit and financing subsequent to effectiveness of the Plan.
     Loans under the Loan and Security Agreement will bear interest at LIBOR plus 3.5% or the base rate plus 1.5% on the terms set forth therein. In addition, the Company will be charged monthly in arrears (i) an unused line fee of either 0.5% or 0.375% depending on the utilization of the credit line, (ii) a letter of credit fee equal to 3.5% times the amount of all outstanding letters of credit and (iii) certain other fees and charges as specified in the Loan and Security Agreement.
     The Loan and Security Agreement will mature two years after the closing date. The Loan and Security Agreement will be secured by first priority liens on substantially all of the Company’s and its subsidiaries’ existing and future acquired assets, exclusive of collateral provided to sureties, on the terms set forth in the Loan and Security Agreement. Each of the Company and its subsidiaries is obligated as a borrower or guarantor under the Loan and Security Agreement. The Loan and Security Agreement contains customary affirmative and negative covenants and certain financial covenants binding on the Company and its subsidiaries as described therein.
     The Loan and Security Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The Pledge Agreement, dated May 12, 2006, by and among the Company, its subsidiaries, BofA and the other parties thereto (the “Pledge Agreement”), is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Loan and Security Agreement and the Pledge Agreement.
Term Exit Facility
     As previously described in the Company’s current report on Form 8-K, filed on February 15, 2006, in connection with the commencement of Chapter 11 proceedings, the Company accepted a commitment letter (the “Term Exit Commitment Letter”) from Eton Park Fund, L.P. and an affiliate and Flagg Street Partners LP and affiliates (collectively, the “Term Exit Lenders”) for a senior secured term loan in the amount of $53 million (the “Term Exit Facility”) for the purpose of refinancing the Company’s 6.5% senior convertible notes due 2014 (the

“Senior Convertible Notes”). The obligation of the Term Exit Lenders to provide the Term Exit Facility, was subject to certain conditions, including, without limitation, the completion of definitive documentation.
     On the Effective Date, all of the conditions to the provision of the Term Exit Facility were satisfied, and the Company entered into the Term Loan Agreement, dated May 12, 2006 (the “Term Loan Agreement”), with the Term Exit Lenders. The loan under the Term Loan Agreement will bear interest at 10.75% per annum, subject to adjustment as set forth in the Term Loan Agreement. Interest will be payable in cash, in arrears, quarterly, provided that, until the third anniversary of the closing date, the Company, in its sole discretion, shall have the option to direct that interest be paid by capitalizing such interest as additional loans under the Term Loan Agreement. The Company has elected to capitalize interest for the initial interest period through December 31, 2006 and estimates that the initial adjusted interest rate will be 12.30% per annum. Subject to the Term Exit Lenders’ right to demand repayment in full on or after the fourth anniversary of the closing date, obligations under the Term Loan Agreement will mature on the seventh anniversary of the closing date.
     The Term Loan Agreement contains customary affirmative and negative covenants and certain financial covenants binding on the Company and its subsidiaries, including, without limitation, a limitation on indebtedness of $90 million under the Revolving Exit Facility and its subsidiaries with a sublimit on funded outstanding indebtedness of $25 million, as more fully described in the Term Loan Agreement. Additionally, the Term Loan Agreement includes provisions for optional and mandatory prepayments on the conditions set forth in the Term Loan Agreement. The Term Loan Agreement will be secured by substantially the same collateral as the Revolving Exit Facility, and will be second in priority to the liens securing the Revolving Exit Facility. Each of the Company’s domestic subsidiaries is a guarantor of the obligations under the Term Loan Agreement.
     The Term Loan Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Term Loan Agreement.
The CHUBB Surety Agreement
     The Company is party to that certain Underwriting, Continuing Indemnity, and Security Agreement, dated January 14, 2005, as amended (the “Surety Agreement”), and related documents, with Federal Insurance Company and its affiliates (collectively, “CHUBB”), which provides for CHUBB’s issuance of surety bonds to support the Company’s contracts with certain of its customers. In connection with the commencement of the Chapter 11 proceedings, the Company entered into the Term Sheet for Surety Support, dated February 3, 2006 (the “CHUBB DIP Agreement”), to provide surety bonding during the pendency of the Chapter 11 proceedings.
     On the Effective Date, the Company entered into the Restated Underwriting, Continuing Indemnity, and Security Agreement with CHUBB (the “Restated Surety Agreement”). The Restated Surety Agreement restates the Surety Agreement and provides for post-Effective Date bonding, subject to the satisfaction of standard closing conditions prior to June 1, 2006. Under the Restated Surety Agreement, CHUBB, in its sole and absolute discretion, during the period from June 1, 2006 through December 31, 2006, may issue up to an aggregate of $70 million in new surety bonds, with not more than $10 million in new surety bonds to be issued in any given month. The Company will be charged a bond premium of $17.50 per $1,000 of the contract price related to any new surety bond.
     The Restated Surety Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Restated Surety Agreement.
Registration Rights Agreement
     Pursuant to the Plan, in connection with the issuance of common stock of reorganized IES, as described in “Item 3.02 Unregistered Sales of Equity Securities” below, each holder of an allowed claim with respect to our 9-3/8% senior subordinated notes due 2009 (the “Senior Subordinated Notes”) that becomes the owner of at least 10% of the common stock of the Company on the Effective Date (the “Registrable Securities”), shall become a party to the registration rights agreement. As a result, the Company entered into the Registration Rights Agreement, dated

May 12, 2006, with Tontine Capital Partners, L.P. and certain of its affiliates, and Southpoint Master Fund, L.P. (the “Registration Rights Agreement”).
     The Registration Rights Agreement requires the Company to file a “shelf” registration statement upon the written request of the holders of at least 10% of the Registrable Securities and to use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission within 120 days of such request. At any time that a shelf registration statement is not effective, the holders of at least 10% of the Registrable Securities may require that the Company effect a registration of such securities (a “Demand Registration”); provided, however, that the Company will not be required to effect more than two Demand Registrations unless the Company is eligible to effect such registrations on Form S-3, in which event there are no limitations on the number of Demand Registrations that may be requested. In the event that the Company proposes to file a registration statement on its own behalf or on behalf of its security holders for the general registration of securities, the holders of Registrable Securities will have an opportunity to have their Registrable Securities included in such registration statement.
     The Registration Rights Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement.
2006 Equity Incentive Plan
     Pursuant to the Plan, the Integrated Electrical Services, Inc. 2006 Equity Incentive Plan (the “2006 Equity Incentive Plan”) became effective. The material terms of the incentive plan are described below.
     Awards
     The 2006 Equity Incentive Plan provides for (i) grants of stock options entitling the holder to acquire shares of the Company’s common stock, par value $0.01 per share (as used in this section, the “Shares”) upon exercise and (ii) grants or sale of Shares, including restricted stock (collectively, “Awards”).
     Eligibility
     The Committee (as defined below) in its sole discretion is authorized to grant Awards to employees, consultants and directors. Such persons who have been granted Awards shall be participants in the 2006 Equity Incentive Plan with respect to such Awards. No individual shall have the right to be selected to receive an Award under the 2006 Equity Incentive Plan, or, having been so selected, to be selected to receive a future Award.
     Stock Subject to the 2006 Equity Incentive Plan
     The maximum number of Shares that may be issued pursuant to Awards under the 2006 Equity Incentive Plan is 2,002,542 Shares.
     Administration
     The 2006 Equity Incentive Plan will be administered by the Compensation Committee of the Board of Directors, a subcommittee thereof or another committee appointed by the Board of Directors or the entire Board of Directors (the “Committee”). The Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration and operation of the 2006 Equity Incentive Plan, including, without limitation, the right to construe and interpret the provisions of the 2006 Equity Incentive Plan or any Award Agreement (as defined below), to provide for any omission in the 2006 Equity Incentive Plan, to resolve any ambiguity or conflict under the 2006 Equity Incentive Plan or any Award Agreement, to accelerate vesting of or otherwise waive any requirements applicable to any Award, to extend the term or any period of exercisability of any Award, to modify the purchase price or exercise price under any Award and to establish terms or conditions applicable to any Award.

     Amendment or Termination
     The Board of Directors may amend, suspend or terminate the 2006 Equity Incentive Plan at any time and for any reason; provided, however, that any amendment of the 2006 Equity Incentive Plan (except as provided in Section 10 of the 2006 Equity Incentive Plan) which increases the maximum number of Shares issuable to any person or available for issuance under the 2006 Equity Incentive Plan in the aggregate, changes the legal entity authorized to make Awards under this 2006 Equity Incentive Plan from the Company (or its successor) to any other legal entity or materially changes the class of persons who are eligible for the grant of Award, shall be subject to the approval of the Company’s stockholders. Stockholder approval shall not be required for any other amendment of the 2006 Equity Incentive Plan.
     Change of Control
     Except as otherwise set forth in the Award Agreement, all unvested Awards shall vest upon a Change in Control (as defined in the 2006 Equity Incentive Plan).
     The 2006 Equity Incentive Plan is listed as Exhibit 10.6 hereto and incorporated herein by reference to Exhibit 4.4 to the Company’s registration statement on Form S-8, filed on May 12, 2006. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the 2006 Equity Incentive Plan. The form of stock option award agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference. The form of restricted stock award agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference. On the Effective Date, restricted stock awards were made to management as set forth the schedule attached as Exhibit 10.9 hereto utilizing the form of restricted stock agreement.
Option Award Agreement with C. Byron Snyder
     Pursuant to the option award agreement, dated May 16, 2006 (“Mr. Snyder’s Option Award Agreement”), by and between the Company and C. Byron Snyder, the Chief Executive Officer of the Company, the Company granted to Mr. Snyder on May 15, 2006, options to purchase two tranches of common stock of the Company. The aggregate number of shares of the Company’s common stock granted to Mr. Snyder under the tranche A options is 29,412, all of which options vest on the date of the grant, and the exercise price per share of the tranche A options is equal to the greater of $15.00 per share or 150% of the closing sales price on the grant date of a share of the Company’s common stock, as quoted on Nasdaq. The aggregate number of shares of the Company’s common stock granted to Mr. Snyder under the tranche B options is 22,059, all of which options vest if, on the ninetieth day after the grant date (the “Retention Vesting Date”), at least 90% of the presidents of the Company’s subsidiaries, as of February 13, 2006, are employed with the Company on the Retention Vesting Date (excluding for purposes of such calculation such presidents that are no longer employed by the Company or its subsidiaries by reason of death, disability or termination by the Board of Directors without cause on or prior to the Retention Vesting Date. The exercise price per share of the tranche B options is equal to the greater of $25.00 per share or 250% of the closing sales price on the grant date of a share of the Company’s common stock, as quoted on Nasdaq. Subject to earlier termination as set forth in Mr. Snyder’s Option Award Agreement, the exercise period of his options expires on May 15, 2016.
     Mr. Snyder’s Option Award Agreement is attached hereto as Exhibit 10.10 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to Mr. Snyder’s Option Award Agreement.

Item 1.02	Termination of a Material Definitive Agreement
     Pursuant to the Plan, on the Effective Date, the following material agreements were terminated:
     Stock Option Plans. All outstanding stock option or other equity awards either became fully vested and were deemed exercised or were cancelled and no distribution will be made on account thereof. All existing stock and incentive compensation plans of the Company were deemed cancelled under the Plan, including the Integrated

Electrical Services, Inc. 1997 Stock Plan, as amended, the Integrated Electrical Services, Inc. 1997 Director’s Stock Plan and the Integrated Electrical Services, Inc. 1999 Incentive Compensation Plan.
          Senior Subordinated Notes. The Senior Subordinated Notes, and the related indenture, were deemed cancelled. Each holder of Senior Subordinated Notes received, in exchange for its total claim (including principal and interest), its pro rata portion of 82% of the reorganized IES common stock to be issued pursuant to the Plan, before giving effect to new options issued pursuant to the 2006 Equity Incentive Plan.
          Senior Convertible Notes. The Senior Convertible Notes, and the related indenture, were deemed cancelled. Each holder of Senior Convertible Notes received, in exchange for its allowed claim (including principal and interest), cash from the proceeds of the Term Exit Facility described above.
          DIP Facility. With the effectiveness of the Plan, all of the obligations under our the DIP Facility became due. We paid all amounts due under the DIP Facility with the proceeds from the Loan and Security Agreement, and BofA has released all of its liens and security interests under the DIP Facility.

Item 2.03	Creation of a Direct Financial Obligation
          See “Item 1.01 Entry Into a Material Definitive Agreement” above for information regarding the Loan and Security Agreement, the Pledge Agreement, the Term Exit Agreement and the Restated Surety Agreement, which is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
          Pursuant to the Plan and the Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”), on the Effective Date, the reorganized Company issued (i) 12,631,421 shares of new common stock to the holders of Senior Subordinated Notes and (ii) 2,310,626 shares of new common stock to the holders of existing common stock interests. The common stock issued pursuant to the Plan was issued pursuant to Section 1145 of the Bankruptcy Code, which exempts the issuance of securities from the registration requirements of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
          On the Effective Date, the following directors departed the Company’s Board of Directors in connection with the Company’s emergence from Chapter 11: C. Byron Snyder, George O. McDaniel and Ronald P. Badie. Mr. Beynon and Mr. Luke will continue to serve on the Company’s Board of Directors.
          On the Effective Date, the following individuals became members of the Company’s Board of Directors by operation of the Plan:
Michael J. Hall, 61
          Mr. Hall is President and Chief Executive Officer of Matrix Service Company (Matrix), a position he has held since March 28, 2005. Matrix provides general industrial construction and repair and maintenance services principally to the petroleum, petrochemical, power, bulk storage terminal, pipeline and industrial gas industries. Mr. Hall was Vice President – Finance and Chief Financial Officer, Secretary and Treasurer of Matrix from September, 1998 until he retired in May, 2004. He serves on Matrix’s board of directors, a position he assumed when he joined Matrix in 1998.

John E. Welsh, III, 55
          Mr. Welsh is President of Avalon Capital Partners, LLC, a private investment vehicle, a position he has held since January 2003. From October 2000 until December of 2002, Mr. Welsh was a Managing Director of CIP Management, LLC, the management entity for a series of venture capital partnerships affiliated with Rothschild, Inc. Mr. Welsh has been a director of General Cable Corp. since 1997, and Non-Executive Chairman since August 2001, and is a member of General Cable Corp.’s audit committee.
Robert W. Butts, 31
          Mr. Butts began his career as a financial analyst in the Mergers and Acquisitions group at Merrill Lynch. After Merrill Lynch, Mr. Butts joined Greenlight Capital, a value oriented hedge fund, in April of 1999. In 2004, Mr. Butts co-founded Southpoint Capital Advisors LP, a New York based hedge fund. Mr. Butts is a graduate of Amherst College, where he earned a Bachelor of Science with a triple major in mathematics, physics and chemistry.
Joseph V. Lash, 43
          Mr. Lash is a member of Tontine Associates, LLC, a private investment fund. From 2002 through 2005, Mr. Lash served as a senior managing director of Conway, DelGenio, Gries & Co., LLC, a financial advisory firm. From 1998 through 2001, Mr. Lash was the Managing Director of Global Mergers and Acquisitions of JP Morgan Chase, an investment banking firm.
          The following directors will be members of the Audit Committee of the Board of Directors: Mr. Beynon (Chairman), Mr. Welsh and Mr. Hall. The following directors will be members of the Compensation Committee of the Board of Directors: Mr. Luke (Chairman), Mr. Beynon and Mr. Butts. The following directors will be members of the Nominating/Governance Committee of the Board of Directors: Mr. Luke, Mr. Hall, Mr. Lash and Mr. Welsh (Chairman). Sanford Edlein will continue as Chief Restructuring Officer of the Company reporting to the Board of Directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
          By operation of the Plan, on the Effective Date, the Company adopted the Restated Certificate and amended Bylaws (the “Bylaws”).
          Amendments to the Restated Certificate include (i) a provision increasing the number of authorized shares of common stock to 110,000,000, (ii) removal of the authority to issue certain “Restricted Voting Common Stock” previously authorized for issuance, (iii) removal of provisions creating separate classes of directors and (iv) a provision prohibiting, pursuant to Section 1123(a) of the Bankruptcy Code, the issuance of non-voting equity securities. Amendments to the Bylaws include provisions (i) allowing holders of at least 25% of the outstanding common stock of IES to call a special shareholder meeting, (ii) providing that directors shall hold office until the next annual meeting and until a successor is elected and qualified or until his or her earlier resignation or removal and (iii) removing super-majority vote requirements with respect to the removal of directors and amendments to the bylaws (and, in each case, substituting a simple majority requirement therefor).
          The Restated Certificate and the Bylaws are listed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference to Exhibits 4.1 and 4.2, respectively, to the Company’s registration statement on Form S-8, filed on May 12, 2006. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Restated Certificate and the Bylaws.

Item 7.01	Regulation FD Disclosure

     Monthly Operating Report
          On May 16, 2006, the Company and all of its domestic subsidiaries, filed their Monthly Operating Report covering the month ended March 31, 2006 (the “Monthly Operating Report”), with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
          The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States (“GAAP”), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals, and disclosure items. The Debtors caution readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that such information is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.
          In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.
          This current report on Form 8-K includes certain statements that may be deemed to be “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company‘s expectations and involve risks and uncertainties that could cause the Company‘s actual results to differ materially from those set forth in the statements. Such risks and uncertainties include, but are not limited to, the residual effect with customers and vendors from the bankruptcy process, the delayed effect of less new projects awarded to the company during the bankruptcy and its effect on future financial results, the lowered efficiency and higher costs associated with projects at subsidiaries that the company has determined to wind down or close; the loss of employees during the bankruptcy process and the winding down of subsidiaries distraction of management time in winding down and closing subsidiaries, high costs associated with exit facilities and exiting the bankruptcy, the Securities and Exchange Commission investigation of the Company and the Well’s notices received by the Company and one of its officers in connection therewith. You should understand that the foregoing important factors, in addition to those discussed in our other filings with the Securities and Exchange Commission, including those under the heading ‘Risk Factors” contained in our annual report on Form 10-K for the fiscal year ended September 30, 2005 and our quarterly reports on Form 10-Q for the quarters ended December 31, 2005 and March 31, 2006, could affect our future results and could cause results to differ materially from those expressed in such forward-looking statements. We undertake no obligation to publicly update or revise the Company’s borrowing availability, its cash position or any forward-looking statements to reflect events or circumstances that may arise after the date of this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
          (d) Exhibits.

Exhibit
Number		Description
3.1		Second Amended and Restated Certificate of Incorporation of Integrated Electrical Services, Inc. (incorporated by reference to Exhibit 4.1 to the Company’s registration statement on Form S-8, filed on May 12, 2006)
3.2		Bylaws of Integrated Electrical Services, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s registration statement on Form S-8, filed on May 12, 2006)
10.1	*	Loan and Security Agreement, dated May 12, 2006, by and among Integrated Electrical Services, and its subsidiaries Inc., Bank of America, N.A. and the lenders party thereto
10.2	*	Pledge Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc. and its subsidiaries, Bank of America, N.A. and the lenders party thereto
10.3	*	Term Loan Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., Eton Park Fund, L.P., and an affiliate, Flagg Street Partners LP and affiliates, and Wilmington Trust Company as administrative agent
10.4	*	Restated Indemnity, Continuing Indemnity and Security Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc. and certain of its subsidiaries and affiliates in favor of Federal Insurance Company
10.5	*	Registration Rights Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., Tontine Capital Partners, L.P. and certain of its affiliates and Southpoint Master Fund, L.P.
10.6		Integrated Electrical Services, Inc. 2006 Long Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s registration statement on Form S-8, filed on May 12, 2006)
10.7	*	Form of stock option award agreement under the 2006 Long Term Incentive Plan
10.8	*	Form of restricted stock award agreement under the 2006 Long Term Incentive Plan
10.9	*	Schedule of restricted stock awards to officers
10.10	*	Option Award Agreement, dated May 16, 2006, by and between Integrated Electrical Services, Inc. and C. Byron Snyder
99.1	*	Press Release, dated May 15, 2006
99.2	**	Monthly Operating Report for the month ended March 31, 2006

*	Filed herewith

**	Furnished herewith

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.

By:	/s/ Curt L. Warnock Curt L. Warnock Senior Vice President and General Counsel
Date: May 17, 2006

EXHIBIT INDEX

Exhibit
Number		Description
3.1		Second Amended and Restated Certificate of Incorporation of Integrated Electrical Services, Inc. (incorporated by reference to Exhibit 4.1 to the Company’s registration statement on Form S-8, filed on May 12, 2006)
3.2		Bylaws of Integrated Electrical Services, Inc. (incorporated by reference to Exhibit 4.2 to the Company’s registration statement on Form S-8, filed on May 12, 2006)
10.1	*	Loan and Security Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., Bank of America, N.A. and the lenders party thereto.
10.2	*	Pledge Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., and its subsidiaries Bank of America, N.A. and the lenders party thereto
10.3	*	Term Loan Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., Eton Park Fund, L.P., and an affiliate and Flagg Street Partners LP and affiliates and Wilmington Trust Company as administrative agent
10.4	*	Restated Indemnity, Continuing Indemnity and Security Agreement, dated May 12, 2006, by Integrated Electrical Services, Inc. and certain of its subsidiaries and affiliates in favor of Federal Insurance Company
10.5	*	Registration Rights Agreement, dated May 12, 2006, by and among Integrated Electrical Services, Inc., Tontine Capital Partners, L.P. and certain of its affiliates and Southpoint Master Fund, L.P.
10.6		Integrated Electrical Services, Inc. 2006 Long Term Incentive Plan (incorporated by reference to Exhibit 4.4 to the Company’s registration statement on Form S-8, filed on May 12, 2006)
10.7	*	Form of stock option award agreement under the 2006 Long Term Incentive Plan
10.8	*	Form of restricted stock award agreement under the 2006 Long Term Incentive Plan
10.9	*	Schedule of restricted stock awards to officers
10.10	*	Option Award Agreement, dated May 16, 2006, by and between Integrated Electrical Services, Inc. and C. Byron Snyder
99.1	*	Press Release, dated May 15, 2006
99.2	**	Monthly Operating Payment for the month ended March 31, 2006

*	Filed herewith

**	Furnished herewith